UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2008

EAGLE ROCK ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

16701 Greenspoint Park Drive, Suite 200 Houston, Texas	77060
(Address of principal executive offices)	(Zip Code)

281-408-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On May 15, 2008, the board of directors (the “Board”) of Eagle Rock Energy G&P, LLC (the “Company”) the general partner of Eagle Rock Energy GP, L.P., the general partner of Eagle Rock Energy Partners, L.P. (the “Partnership”), upon the recommendation of the compensation committee, approved by unanimous written consent an amendment (the “Amendment”) to the Partnership’s 2006 Long-Term Incentive Plan (the “Plan”), to be effective May 15, 2008. The Amendment increases the number of common units that may be issued in connection with awards granted under the Plan from 1,000,000 to 2,000,000. A copy of the Amendment is attached hereto as Exhibit 10.19 and is incorporated herein by reference.

On May 15, 2008, in connection with the Amendment, the Board, upon the recommendation of the compensation committee, approved by unanimous written consent changes to the current form of Grant of Restricted Units agreement used for grants to named executive officers and principal officers of the Company. The new form of grants are attached hereto and described below. Grants made under the Plan during the period of February 15, 2008 to August 14, 2008 will be subject to the Plan and the form of award agreement attached hereto as Exhibit 10.20 which states that the restricted units will vest on May 15 of each year over a period of three years. Grants made under the Plan during the period of August 15, 2008 to February 14, 2009 will be subject to the Plan and the form of award agreement attached hereto as Exhibit 10.21 which states that the restricted units will vest on November 15 of each year over a period of three years. Grants made under the Plan during the period of February 15, 2009 to August 14, 2009 will be subject to the Plan and the form of award agreement attached hereto as Exhibit 10.22 which states that the restricted units will vest on May 15 of each year over a period of three years.

On May 15, 2008, the Board, upon the recommendation of the compensation committee, approved by unanimous written consent the grants of restricted common units of the Partnership to each of the officers and directors of the Company listed below pursuant to the terms of the Plan. The restricted units were granted on May 15, 2008 with a vesting schedule of 33% on May 15, 2009, 33% on May 15, 2010 and 34% on May 15, 2011.

Name	Position	Number of Units
Joseph A. Mills	Chairman and Chief Executive Officer	85,000
Charles C. Boettcher	Senior Vice President and General Counsel	25,000
Steven G. Hendrickson	Senior Vice President	25,000
Joseph Schimelpfening	Senior Vice President	25,000
Alfredo Garcia	Senior Vice President and Interim Chief Financial Officer	15,000
William E. Puckett	Senior Vice President	10,000
Stephen McNair	Senior Vice President	10,000
J. Stacy Horn	Vice President	5,000
Philip A. Smith	Director	3,500
William A. Smith	Director	3,500
William K. White	Director	3,500

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description of Document
10.19	First Amendment to Eagle Rock Energy Partners, L.P. 2006 Long-Term Incentive Plan.

10.20	Form of Restricted Common Unit Award Agreement pursuant to the Eagle Rock Energy Partners, L.P. 2006 Long-Term Incentive Plan February 15, 2008 to August 14, 2008.

10.21	Form of Restricted Common Unit Award Agreement pursuant to the Eagle Rock Energy Partners, L.P. 2006 Long-Term Incentive Plan August 15, 2008 to February 14, 2009.

10.22	Form of Restricted Common Unit Award Agreement pursuant to the Eagle Rock Energy Partners, L.P. 2006 Long-Term Incentive Plan for periods between February 15, 2009 to August 14, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P., its general partner

	By:	Eagle Rock Energy G&P, LLC, its general partner

Date: May 15, 2008	By:	/s/ Joseph A. Mills
Joseph A. Mills
Chief Executive Officer

Exhibit Index

Exhibit No.	Description of Document
10.19	First Amendment to Eagle Rock Energy Partners, L.P. 2006 Long-Term Incentive Plan.

10.20	Form of Restricted Common Unit Award Agreement pursuant to the Eagle Rock Energy Partners, L.P. 2006 Long-Term Incentive Plan February 15, 2008 to August 14, 2008.

10.21	Form of Restricted Common Unit Award Agreement pursuant to the Eagle Rock Energy Partners, L.P. 2006 Long-Term Incentive Plan August 15, 2008 to February 14, 2009.

10.22	Form of Restricted Common Unit Award Agreement pursuant to the Eagle Rock Energy Partners, L.P. 2006 Long-Term Incentive Plan for periods between February 15, 2009 to August 14, 2009.